Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL
DOORDASH DATA LICENSE ADDENDUM
DOORDASH [***] API AND OLO ORDERING API
This DoorDash Data License Addendum (this “Addendum”) to the Restated Delivery Network Agreement dated April 22, 2021 (the “Agreement”) between DoorDash and the Middleware Provider identified below (each, a “Party” and collectively, “the Parties”) is entered into on the Addendum Effective Date. Capitalized terms not defined in this Addendum are defined in the Agreement.

DoorDash, Inc. (“DoorDash”)	Olo Inc. (“Middleware Provider” or “Olo”)
Signature: /s/ Kent Ferguson	Signature: /s/ Diego Panama
Name: Kent Ferguson	Name: Diego Panama
Title: Sr. Dir. Business Dev.	Title: Chief Revenue Officer
Date: 8/3/2023	Date: 8/3/2023
Addendum Effective Date: 8/3/2023 Agreement Effective Date: April 22, 2021

1.    FEES
1.    Unless otherwise agreed between the parties in writing, there are [***] for the Licensed Data or the Licensed Data Portal during the Term of the Agreement.
2.    Beginning Addendum Effective Date until the end of the Term, DoorDash shall pay Middleware Provider [***]. Middleware Provider will not [***]. For the avoidance of doubt, the foregoing will not prohibit Middleware Provider from [***] in accordance with the terms of the Agreement. Middleware Provider shall pay any sales, use or value-added taxes imposed by any taxing authority with respect to [***], provided that Middleware Provider shall not be liable for any taxes related to [***]. Payment of [***] will be made in accordance with the Payment Terms set forth in Exhibit A of the Agreement.
2.    UNDERLYING AGREEMENT
1.    Background. The Parties entered into the Agreement that permits DoorDash to integrate into Middleware Provider’s APIs for the purpose of providing Middleware Provider’s services to Merchants. This Addendum provides for DoorDash’s access to the Olo Ordering API and Middleware Provider’s access to Licensed Data, Licensed Data Portal, and Merchant Licensed Data (as defined below).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL
2.    Conflicts. This Addendum is governed by the terms of the Agreement. In the event of any conflict between this Addendum and the Agreement, this Addendum shall control solely as it pertains to Ordering API, Licensed Data and/or the Licensed Data Portal.
3.    LICENSED DATA TERMS
1.    Ownership of Licensed Data.
a.    Definitions.

“Licensed Data” means any information that DoorDash provides or makes accessible to Middleware Provider via the [***] API [***].
“Merchant Licensed Data” means any information that DoorDash provides or makes accessible to the Middleware Provider via the [***] API in accordance with the agreement between Middleware Provider and the respective Merchant [***].
The “Licensed Data Portal” is any mechanism whereby Middleware Provider accesses or receives the Licensed Data, which for the purposes of this Addendum will be the DoorDash [***] API or any other program or interface that DoorDash may provide Middleware Provider access to.
“[***] API” means DoorDash’s proprietary application programming interface (API) and includes any related documentation.
“Ordering API” means Middleware Provider’s proprietary application programming interface (API) and includes any related documentation.
b.    Ownership and Consents. As between the Parties, DoorDash owns all right, title and interest, including without limitation, all intellectual property rights, in and to the [***] API, the Licensed Data and the Licensed Data Portal, the technology used to create the foregoing, any derivative works that contain the foregoing. Middleware Provider owns all right, title and interest, including without limitation, all intellectual property rights, in and to the Ordering API. Middleware Provider acknowledges that DoorDash will share Merchant Licensed Data for a specific Merchant with Middleware Provider only for use and processing in accordance with [***].
2.    License.
a.    Permitted Uses. Subject to Middleware Provider's compliance with the Agreement and this Addendum, DoorDash hereby grants Middleware Provider a limited, revocable, non-exclusive, non-transferable, non-assignable, non-sublicensable license to access and use Licensed Data for the sole purpose of providing services to Merchants, [***] (the “Permitted Use”). For absolute clarity, Middleware Provider expressly acknowledges that it shall not use the Licensed Data or the Licensed Data Portal for any reason other than a Permitted Use.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL
DoorDash shall provide [***] to enable Middleware Provider to integrate into the DoorDash [***] API and access the Licensed Data.
b.    Restrictions. Middleware Provider will not, and will not attempt to: (i) reverse engineer, disassemble, decompile or otherwise attempt to derive the source code or the underlying ideas, algorithms, structure or organization of Licensed Data, the Licensed Data Portal, or any part of any of the foregoing; (ii) sublicense, lease, loan, sell, transfer, distribute, disclose or otherwise make available any part of any of Licensed Data or the Licensed Data Portal, in any form [***]; (iii) remove or alter any legal, copyright, trademark, watermark, or other proprietary rights notice contained in or on Licensed Data or the Licensed Data Portal; (iv) use Licensed Data or the Licensed Data Portal for a reason other than as specifically provided or intended under this Addendum [***].
c.    Feedback. Middleware Provider may provide DoorDash with comments, ideas or suggestions, concerning the DoorDash Platform, the Licensed Data, the Licensed Data Portal, or Middleware Provider's evaluation and use thereof (collectively, “Feedback”). Middleware Provider hereby grants and agrees to grant DoorDash all rights, title, and ownership of such Feedback (including all intellectual property rights therein), and DoorDash may use the Feedback for any and all commercial and non-commercial purposes with no obligation of any kind to Middleware Provider.
d.    License to Ordering API. Subject to DoorDash’s compliance with the Agreement and this Addendum, Middleware Provider hereby grants DoorDash a limited, revocable, non-exclusive, non-transferable, non-assignable, non-sublicensable license to access and use Ordering API [***]. The “License Restrictions” set forth in Sections D.2. of the Agreement shall apply to the license provided by Middleware Provider to DoorDash for the Ordering API.
e.     Deletion. The parties agree any request made by DoorDash to Middleware Provider requiring prompt deletion or destruction of all Licensed Data in Middleware Provider’s possession or control that arises from Middleware Provider’s breach of subsections 2.a, 2.b, or 2.c of this Section 3 (Licensed Data Terms) shall be considered a reasonable request under Section H.2. of the Agreement.
f.     Active Merchant Review. Middleware Provider shall provide a list of Merchants that are active vendors upon DoorDash’s reasonable written request [***].
3.     Privacy and Security. Middleware Provider will establish, maintain, and implement an information security program, including appropriate administrative, technical, organizational, and physical safeguards, that are designed to: (a) ensure the security and confidentiality of the Licensed Data, Merchant Licensed Data, and the Licensed Data Portal; (b) protect against threats or hazards to the security or integrity of the Licensed Data, Merchant Licensed Data, and the Licensed Data Portal; (c) protect against unauthorized access to or use of Licensed Data, Merchant Licensed Data or the Licensed Data Portal. If Middleware Provider becomes aware of

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL
any unauthorized access to or loss of Licensed Data, Merchant Licensed or the Licensed Data Portal, it shall promptly report such incident to DoorDash, take appropriate remedial actions, and reasonably cooperate with DoorDash in its review and investigation of the incident.
4.     Olo Product Commitments. In consideration of access to the Licensed Data and Licensed Data Portal, Middleware Provider shall work with DoorDash to [***] as outlined in Exhibit A for Merchants identified by DoorDash. DoorDash shall provide Middleware Provider access to the Licensed Data and Licensed Data Portal and Middleware Provider shall begin [***] after the Addendum Effective Date [***]. For the avoidance of doubt, DoorDash will provide access to the Licensed Data Portal as outlined above. However, access to Licensed Data shall be provided in multiple stages which shall be mutually determined by the Parties.
5.     Term & Termination. For clarity, in the event the Agreement terminates for any reason, this Addendum and all Licenses provided hereunder shall simultaneously terminate. Upon termination of this Addendum, Middleware Provider and DoorDash shall immediately cease to market the services of the other Party as they relate to this Addendum. Additionally, Middleware Provider agrees that upon Termination of this Addendum, DoorDash may request deletion or destruction of the Licensed Data in Middleware Provider’s possession or control, and Middleware Provider shall delete or destroy any such Licensed Data as soon as reasonably practicable. DoorDash may suspend Middleware Provider’s access to the Licensed Data or the Licensed Data Portal if DoorDash reasonably believes that Middleware Provider is breaching the terms of this Addendum or the Agreement. Neither Party shall be entitled to any compensation as a result of termination, suspension, or expiration of this Agreement.
6.    Indemnity. In addition to Section K in the Agreement, each party shall indemnify, defend, and hold harmless the other party and each of its subsidiaries and affiliates, and each of their respective past or present officers, directors, agents, servants, employees, stockholders, predecessors, successors or assigns against all Claims incurred by the non-breaching party resulting from or relating to a breach or alleged breach of Sections 3.1, 3.2, or 3.3 of this Addendum, or an allegation that the Ordering API, Licensed Data or the Licensed Data Portal infringes, violates, or misappropriates any United States patent, trademark, or copyright.
7.      Limitation of Liability. The terms of this paragraph modify Article L in the Agreement solely as it pertains to the use of Ordering API, Licensed Data or the Licensed Data Portal. Except for damages arising from or relating to either Party’s wilful misconduct and indemnification obligations herein, each Party’s maximum aggregate liability pursuant to this Addendum shall not exceed [***], and neither Party shall be liable for any indirect, special, punitive or consequential damages.
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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT OLO INC. TREATS AS PRIVATE AND CONFIDENTIAL

Exhibit A: Olo Commitments Related To DoorDash [***]

DoorDash and Olo shall work together in good faith on [***]. For the avoidance of doubt, the [***] set forth below shall be for [***], and Olo shall not be required to [***] .

[***] shall include:

[***]

Both parties shall designate [***] in accordance with this Exhibit A.